Supplement dated August 22, 2023
To the Prospectuses and Summary Prospectuses dated May 1, 2023, as amended, for
New York Life Insurance and Annuity Corporation (“NYLIAC”)
Corporate Executive Series Variable Universal Life Insurance Policies
CorpExec VUL II‑V (CEVUL II‑V)
CorpExec VUL VI (CEVUL VI)
CorpExec VUL Plus (CEVUL Plus)
and
to the Prospectus dated May 1, 2019, as amended, for
NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL)
Investing in
NYLIAC Corporate Sponsored Variable Universal Life Separate Account‑I
This supplement amends the prospectuses and initial summary prospectuses and updating summary prospectuses, where applicable and as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life insurance policies (the “VUL Policies”) referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account‑I. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.
The purpose of this supplement is to note the fund reorganization from Alger Weatherbie Specialized Growth Portfolio (the “Weatherbie Portfolio”) to Alger Small Cap Growth Portfolio (the “Small Cap Portfolio”), pursuant to which the Weatherbie Portfolio would be reorganized on a tax‑free basis with and into the Small Cap Portfolio (the “Reorganization”) on or about September 29, 2023 (the “Reorganization Date”). Keeping this purpose in mind, please note the following:
Reorganization of the Weatherbie Portfolio with and into the Small Cap Portfolio
Please be advised that the Board of Trustees of the Alger Portfolios approved the Reorganization that is anticipated to be effective on the Reorganization Date. As a result of the Reorganization, on the Reorganization Date, policyholders that have allocated cash value to Class I‑2 shares of the Weatherbie Portfolio will receive Class I‑2 shares of the Small Cap Portfolio. After the Reorganization Date, policyholders will no longer be able to allocate to, or hold any cash value in, the Weatherbie Portfolio. As a result, policyholders who were shareholders of the Weatherbie Portfolio will become shareholders of the Small Cap Portfolio as of the Reorganization Date. All references in the Prospectuses to the Weatherbie Portfolio will be changed to the Small Cap Portfolio as of the Reorganization Date.
In addition, please note the following:

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All policyowners affected by the Reorganization will receive a written confirmation of the transaction. The redemption and subsequent repurchase transactions required to effectuate the Reorganization will not count toward either the twelve (12) transfer limit or Our limitations regarding potentially harmful transfers as described in the Prospectuses.

-	You will not incur any fees or charges or any tax liability because of the Reorganization, and your Cash Value immediately prior to the Reorganization Date will be equal to your

Cash Value immediately after the Reorganization Date. There will also be no change to your policy’s death benefit as a result of the Reorganization.

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We will also continue to process automatic transactions after the Reorganization Date, except that allocations previously processed to or from the Weatherbie Portfolio will be processed to or from the Small Cap Portfolio.

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Once the Reorganization occurs, the fund listing for the Weatherbie Portfolio in “Appendix: Eligible Portfolios Available Under the Policy” of the Prospectuses for CEVUL II‑V, CEVUL VI, and CEVUL Plus, will be changed to:

	Eligible Portfolio and	Current	Average Annual Total Returns (as of 12/31/2022)
Type	Advisers/Sub‑adviser	Expenses	1 year	5 year	10 year
Small/Mid Cap Equity	Alger Small Cap Growth Portfolio–Class I‑2 Shares	1.00%	-38.01%	5.01%	8.58%

	Adviser: Fred Alger Management, LLC

-	Once the Reorganization occurs, the fund listing for the Weatherbie Portfolio in the “Funds and Eligible Portfolios” section of the Prospectus for CEAVUL, will be changed to:

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
The Alger Portfolios: Alger Small Cap Growth Portfolio—Class I‑2 Shares	Fred Alger Management, Inc.	• Seeks long‑term capital appreciation.
With respect to the changes discussed above, please note the following:

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You have the right to change your allocations throughout the life of your policy. For additional information concerning other Investment Divisions, please refer to either the Prospectuses or the prospectus for the Investment Division(s) you are interested in.

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You can request a paper copy of the prospectuses for our other Investment Divisions by mail by contacting us at the Service Office listed on the first page of the Prospectuses. You may also receive a copy of these prospectuses through the internet on our corporate website (www.newyorklife.com/amn/institutional-life).

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)
51 Madison Avenue
New York, New York 10010